THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES *SECURITIES ACT OF 1933*, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO ANY U.S. PERSON WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.

PHOTOCHANNEL NETWORKS INC.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of March 26, 2007 and is by and among PhotoChannel Networks Inc., a British Columbia corporation, with its principal office at 425 Carrall St., Suite 590, Vancouver, British Columbia CANADA V6B 6E3 (the "Company"), and each investor listed on Exhibit A hereto (each such investor individually, a "Purchaser" and, collectively, the "Purchasers"; such Purchasers and their transferors are hereinafter individually referred to as a "Holder" and, collectively, the "Holders").

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) 4,430,588 shares (the "Primary Shares") of Common Stock (as defined below) and (ii) Warrants (as defined below) exercisable, in the aggregate, into 4,430,588 shares of Common Stock, all upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, simultaneously with entering into this Agreement, the Company and the Purchasers are entering into that certain Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement") attached as Exhibit C hereto, pursuant to which the Company shall register for resale the Primary Shares and the Warrant Shares (as defined below) on the terms set forth therein.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following respective meanings:

"Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144.

"Board" means the board of directors of the Company.

"Business Day" mean any day other than a Saturday, Sunday, a day on which banks and trust companies in New York, New York are authorized by law, regulation or executive order to remain closed, or a day which is designated as a statutory holiday in British Columbia.

"Canadian Securities Regulatory Authorities" means the British Columbia Securities Commission, the Alberta Securities Commission, and the Ontario Securities Commission.

"Common Stock" means the no par value common shares in the capital of the Company.

"Disclosure Schedule" means Disclosure Schedule attached as Exhibit F to this Agreement.

"Effective Date" means the date that the registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement becomes effective.

"Environmental Protection Laws" means any law, statute or regulation enacted by any jurisdiction in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of hazardous or toxic substances, and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

"Governmental Authority" means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local municipal, foreign or other government; (c) governmental or quasi governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multinational organization or body; or (e) individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

"Indebtedness" means, as applied to any Person, all indebtedness for borrowed money, whether current or funded, or secured or unsecured.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, whether or not filed, recorded or otherwise perfected under applicable law, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances that do not materially detract from the value of the property or materially impair the operations of the Company or materially interfere with the use of such property or asset or (c) those relating to Indebtedness incurred prior to the date hereof and any replacement thereof.

"Lock-Up Agreement" shall mean a Lock Up Agreement in substantially the form of Exhibit E.

"Material Adverse Effect" means any event, occurrence or development that has had, or that could reasonably be expected to have, individually or in the aggregate with other events, occurrences or developments, a material adverse effect on the assets, liabilities (contingent or otherwise), business, affairs, operations, prospects or condition (financial or otherwise) of the

Company, except for the changes in general economic or political conditions or the financing or capital market in general or affecting the industry in which the Company operates, which do not disproportionately affect the Company.

"Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

"Registration Rights Agreement" has the meaning specified in the third recital hereof.

"Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

"SEC" means the United States Securities and Exchange Commission.

"Securities" means the Primary Shares, Warrant Shares and Warrants.

"Securities Act" means the United States Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

"Transaction Documents" means, collectively, the Registration Rights Agreement, the Lock-Up Agreement and the Warrants.

"Warrants" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Purchasers, in substantially the form attached hereto as Exhibit B.

"Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

2. GENERAL

2.1 Sale and Purchase of Primary Shares. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, on the date set out opposite such Purchaser's name in Exhibit A (each such date, a "Closing Date"), such number of Primary Shares and a Warrant to purchase such number of shares of Common Stock, in the amount specified opposite such Purchaser's name in Exhibit A. Each Purchaser's obligations hereunder are several and not joint obligations and no Purchaser shall have any obligation hereunder or any liability to any Person for the performance or non-performance by any other Purchaser hereunder. The purchase price for each Primary Share and corresponding Warrant shall be $3.40.

2.2 Closing. The sale and purchase of the Primary Shares and Warrants to be purchased hereunder may be completed in two closings (each, a "Closing"), each of which shall occur at the offices of Lang Michener LLP, 1500-1055 West Georgia Street, Vancouver, British Columbia, Canada, on the Closing Date. At each Closing, the Company will deliver to each Purchaser participating in such Closing (a) the Primary Shares to be purchased by such Purchaser in the form of a single certificate dated as of the specified Closing Date set out in Exhibit A and registered in such Purchaser's name (or in the name of its nominee), and (b) the Warrants to be

purchased by such Purchaser in the form of a single Warrant dated as of the specified Closing Date set out in Exhibit A and registered in such Purchaser's name (or the name of its nominee), against (c) delivery by such Purchaser to the Company or its order of the aggregate amount of the purchase price therefore as set forth across from such Purchaser's name on Exhibit A, which shall be paid by immediately available funds by wire transfer for the account of the Company designated by the Company by written notice prior to the date hereof for receipt of such wire transfer.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser, as of the date hereof and except as set forth on the disclosure schedule furnished by the Company to each Purchaser (the "Disclosure Schedule") attached hereto, as follows:

3.1 Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of British Columbia and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or the character of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect. The Company has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby. The Company is not in violation of any of the provisions of its Notice of Articles or Articles.

3.2 Capitalization.

(a) The authorized capital stock of the Company consists of an unlimited number of common shares without par value, of which approximately 27,230,195 shares were outstanding as of March 15, 2007, and an unlimited number of preferred shares without par value, of which no preferred shares were issued and outstanding as of March 15, 2007. All shares of the Company's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. Except as set forth in Schedule 3.2 to the Disclosure Schedule, on the date hereof there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, including the Securities, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. Except as set out in Schedule 3.2 to the Disclosure Schedule, the issuance and sale of the Securities will not obligate the Company to issue or sell, pursuant to any pre-emptive right or otherwise, shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(b) The Company does not have any operating Subsidiaries, and none of the Subsidiaries have any material assets or material outstanding Indebtedness.

3.3 Registration Rights. Except for the Registration Rights Agreement and the obligation to register the Common Stock issuable upon exercise of the warrants to be issued to Tejas Securities Group Inc., the Company has not granted or agreed to grant to any Person any right (including "piggy-back" and demand registration rights) to have any capital stock or other securities of the Company registered with the SEC or any other Governmental Authority.

3.4 Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein, except for such corporate action as may be necessary to authorize filings under the Registration Rights Agreement has been taken. When executed and delivered by the Company, each of this Agreement and the Transaction Documents shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents and to carry out and perform its obligations under their respective terms.

3.5 Valid Issuance of the Shares. The Primary Shares, the Warrants and the Warrant Shares have been duly authorized, and the Primary Shares and the Warrant Shares, upon issuance pursuant to the terms hereof and the terms of the Warrants, respectively, will be validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the shareholders of the Company or any other Person. The Company has reserved from its duly authorized share capital the number of shares of Common Stock issuable upon execution of this Agreement and upon exercise in full of the Warrants.

3.6 Company Documents. The documents filed by the Company with Canadian securities regulatory authorities and available on SEDAR at www.sedar.com or with the SEC since September 30, 2001 (collectively, the "Company Documents") complied in all material respects with the requirements of the Securities Act (British Columbia), and the rules, regulations, instruments and policies promulgated thereunder, and the documents filed by the Company with the SEC since September 30, 2001 complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules, regulations, instruments and policies promulgated thereunder (collectively, the "Company Documents"). The financial statements in the Company Documents (i) comply in all material respects with applicable accounting requirements and the rules and regulations of the British Columbia Securities Commission or the SEC, as applicable, with respect thereto in effect at the time of filing, (ii) have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods covered thereby, and (iii) present fairly, in all material respects, the financial position of the Company and the results of operations and cash flows as of the date and for the periods indicated therein.

3.7 Consents. Except for (a) the filing and effectiveness of any registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement, (b) any required state "blue sky" law filings in connection with the transactions contemplated hereunder or under the Transaction Documents, (c) the filing with the TSX Venture Exchange of final notice of the private placement and the issuance by the TSX

Venture Exchange of final approval for the private placement, (d) the filing of a report of exempt distribution with the British Columbia Securities Commission, and (e) the filing with applicable Canadian securities regulatory authorities, including the British Columbia Securities Commission of a preliminary base shelf offering prospectus and a final base shelf offering prospectus, and the issuance of a receipt therefore, in connection with the registration of the Shares and Warrant Shares for resale in Canada, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution or delivery of, or the performance of the obligations under, this Agreement and the Transaction Documents, and the consummation of the transactions contemplated herein and therein, have been obtained and will be effective as of the date hereof. The execution and delivery by the Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated herein and therein, and the issuance of the Primary Shares, the Warrants and the Warrant Shares, do not require the consent or approval of the shareholders of, or any lender to, the Company.

3.8 <u>No Conflict; Compliance with Laws.</u>

(a) The execution, delivery and performance by the Company of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Primary Shares, the Warrants and the Warrant Shares, do not and will not (i) conflict with or violate any provision of the Notice of Articles or Articles of the Company, (ii) breach, conflict with or result in any violation of or default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of termination, amendment, acceleration or cancellation (with or without notice or lapse of time, or both) of any obligation, contract, commitment, lease, agreement, mortgage, note, bond, agreement or other instrument or obligation to which the Company is a party or by which they or any of their properties or assets are bound, or (iii) result in a violation of any statute, law, rule, regulation, order, ordinance or restriction applicable to the Company, or any of its properties or assets, or any judgment, writ, injunction or decree of any court, judicial or quasi-judicial tribunal applicable to the Company or its properties or assets.

(b) The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound (whether or not such default or violation has been waived), or (ii) is not in violation of any statute, rule or regulation of any governmental authority, including without limitation all Canadian national and provincial laws and foreign laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as does not, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.9 <u>Brokers or Finders</u>. Other than the fees (the "<u>Broker Fee</u>") the Company may pay to Tejas Securities Group, Inc. ("<u>Tejas</u>") upon the Closing in an amount set forth on <u>Schedule 3.9</u> to the Disclosure Schedule and any other fees the Company may pay in connection with the issuance of Securities under this Agreement, such fees not exceeding that permitted by the policies of the TSX Venture Exchange, and any fee the Company may be required to pay to a

registered dealer in Canada in connection with the filing of a prospectus in Canada to qualify the distribution of the Primary Shares and Warrant Shares by the Holders, and the Company has not and will not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the Transaction Documents, or any transaction contemplated hereby or thereby.

3.10 Absence of Litigation. There are no pending or, to the Company's knowledge, threatened actions, suits, claims, proceedings or investigations against or involving the Company, except in each case as does not, and could not, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.11 No Undisclosed Liabilities; Indebtedness. Since December 31, 2006, the Company has incurred no material liabilities or obligations, other than liabilities or obligations arising in the ordinary course of business. Except for indebtedness reflected in the Financial Statements, the Company has no indebtedness outstanding as of the date of the Financial Statements.

3.12 Title to Assets. The Company has good and marketable title to all real and personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except those, if any, reflected in the Financial Statements or incurred in the ordinary course of business consistent with past practice. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and other equitable remedies) with which the Company is in compliance in all material respects.

3.13 Labor Relations. No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees or consultants of the Company that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.14 Intellectual Property. The Company has, free and clear of all Liens, all right, title and interest in and to all material foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands, copyrights (whether or not registered and, if applicable, including pending applications for registration) and other proprietary rights or information (collectively, the "Rights") owned by the Company, and in and to each material invention, software, trade secret, technology and know-how (the Rights and such other items, the "Intellectual Property") owned by the Company, and has sufficient and valid rights to use any Intellectual Property not owned by Company and used by the Company in the conduct of its business as currently conducted, free and clear of any claim or conflict with the rights of others (subject to the provisions of any applicable license agreement). The Company owns or has licensed all Intellectual Property necessary for the operation of the business as currently conducted, and any Intellectual Property necessary for the operation of the business of the Company which was or may have been held by an employee, officer or third party contractor or consultant has been transferred to the Company as a "work made for hire" or has otherwise been assigned to the Company. No item of Intellectual Property owned by the Company is subject to any outstanding decree, order, judgment, settlement or stipulation that restricts in any material manner the use,

transfer or licensing thereof or that may materially affect the validity, use or enforceability of any such item of Intellectual Property. To the best of the knowledge of the Company, no third party is infringing on the Intellectual Property of the Company.

3.15 Subsidiaries; Joint Ventures. Except for PhotoChannel Capital Inc. and PhotoChannel Management Inc. (each, a "Subsidiary" and, collectively, the "Subsidiaries"), the Company has no other subsidiaries and (i) does not otherwise own or control, directly or indirectly, any other Person and (ii) does not hold equity interests, directly or indirectly, in any other Person. Except as described in the Company Documents, the Company is not a participant in any joint venture, partnership, or similar arrangement material to its business. Neither Subsidiary is in good standing, has any material assets, or any material Indebtedness.

3.16 Taxes. Other than where the failure to file would not have a Material Adverse Effect, the Company has filed (or has had filed on its behalf), will timely file or will cause to be timely filed, or has timely filed for an extension of the time to file, all Tax Returns (as defined below) required by applicable law to be filed by it or them prior to or as of the date hereof, and such Tax Returns are, or will be at the time of filing, true, correct and complete in all material respects. The Company has paid (or has had paid on its behalf) or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established in accordance with Canadian generally accepted accounting principles on or before the date hereof an adequate accrual for the payment of, all material Taxes (as defined below) due with respect to any period ending prior to or as of the date hereof. "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by Canada Revenue Agency or any taxing authority (whether local, provincial, federal or foreign) (each, a "Taxing Authority"), including any interest, fines, penalties or additional amounts attributable to or imposed upon any such taxes or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority, including information returns, any documents with respect to accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any such return, report, document, declaration or other information. There are no claims or assessments pending against the Company for any material alleged deficiency in any Tax, and the Company has not been notified in writing of any material proposed Tax claims or assessments against the Company. No Tax Return of the Company is or has been the subject of an examination by a Taxing Authority. The Company has withheld from each payment made to any of its past or present employees, officers and directors, and any other person, the amount of all material Taxes and other deductions required to be withheld therefrom and paid the same to the proper Taxing Authority.

3.17 Private Placement; Communications with Purchasers. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Primary Shares, the Warrants or the Warrant Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months,

made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the sale or issuance of the Securities as contemplated hereby or (ii) cause the offering or issuance of the Securities pursuant to this Agreement or any of the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions. The Company is not an "investment company" or an Affiliate thereof, within the meaning of the Investment Company Act of 1940, as amended. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, the SEC or any state or Canadian securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Securities other than the possible filing of Form D with the SEC and the filing of a report of exempt distribution with the British Columbia Securities Commission. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement or the Registration Rights Agreement, other than as specified in this Agreement or the Registration Rights Agreement.

3.18 Material Changes. Since December 31, 2006, the Company has conducted its business only in the ordinary course, consistent with past practice, and since such date there has not occurred: (i) a Material Adverse Effect; (ii) any amendments or changes in the charter documents or Articles of the Company; (iii) any: (A) incurrence, assumption or guarantee by the Company of any debt for borrowed money other than (1) equipment leases made in the ordinary course of business, consistent with past practice and (2) any such incurrence, assumption or guarantee with respect to an amount of $100,000 or less that has been disclosed in the Company Documents; (B) issuance or sale of any securities convertible into or exchangeable for securities of the Company other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company; (C) issuance or sale of options or other rights to acquire from the Company, directly or indirectly, securities of the Company or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business, consistent with past practice; (D) issuance or sale of any stock, bond or other corporate security other the issuance of common shares pursuant to currently outstanding common share purchase warrants; (E) declaration or making of any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security other than to or from directors, officers and employees of the Company as compensation for or in connection with services rendered to the Company (as applicable) or for reimbursement of expenses incurred on behalf of the Company (as applicable); (F) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, consistent with past practice, or cancellation of any debt or claim except in the ordinary course of business, consistent with past practice; (G) waiver of any right of substantial value whether or not in the ordinary course of business; (H) material change in officer compensation; or (I) other commitment (contingent or otherwise) to do any of the foregoing; (iv) any creation, sufferance or assumption by the Company of any Lien on any asset or any making of any loan, advance or capital contribution to or investment in any Person, in an aggregate amount which exceeds $100,000 outstanding at any time; (v) any entry into, amendment of, relinquishment, termination or non-renewal by the Company of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business, consistent with past practice; or (vi) any transfer or grant of a

material right with respect to the intellectual property owned or licensed by the Company, other than in the ordinary course of business, consistent with past practice.

3.19 Transactions with Affiliates and Employees. Except as set forth in the Company Documents, and except for one director of the Corporation who is a partner at the law firm who is counsel to the Company, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction or agreement with the Company, as applicable (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, agent or partner.

3.20 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary or appropriate to continue business.

3.21 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the Company is otherwise in compliance with the Securities Act, the Exchange Act and all other rules and regulations promulgated by the SEC which are applicable to the Company, including such rules and regulations to implement the Sarbanes-Oxley Act of 2002, as amended.

3.22 Environmental Compliance.

Compliance. The Company is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is currently doing business, except where such noncompliance would not cause a Material Adverse Effect, and no material expenditures will be required in order to comply with any Environmental Protection Law.

Liability. The Company is not subject to any liability under any Environmental Protection Law that, in the aggregate for all such liabilities, would reasonably be expected to have a Material Adverse Effect.

Notices. The Company has not received any:

(i) notice from any Governmental Authority by which any of its currently or previously owned or leased properties has been identified in any manner by any Governmental Authority as a hazardous substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law,

(ii) notice of any Lien arising under or in connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its currently or previously owned or leased properties, or

(iii) communication, written or oral, from any Governmental Authority concerning any action or omission in connection with its currently or previously owned or leased properties resulting in the release of any hazardous substance resulting in any violation of any Environmental Protection Law,

in each case where the effect of which, in the aggregate for all such notices and communications, would reasonably be expected to have a Material Adverse Effect.

3.23 Disclosure. Neither the Company nor, to the Company's knowledge, any other Person acting on its behalf and at the direction of the Company, has provided to any Purchaser or its agents or counsel any information that in the Company's reasonable judgment, at the time such information was furnished, constitutes material, non public information. The Company understands and confirms that each Purchaser will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the Transaction Documents. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, taken as a whole is true and correct and does not contain any untrue statement of material fact. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser represents and warrants, severally (as to itself) and not jointly, to the Company as follows:

4.1 Authorization. All action on the part of such Purchaser and, if applicable, its officers, directors, managers, members, shareholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited

by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite corporate power and authority to enter into each of this Agreement and the Registration Rights Agreement, and to carry out and perform its obligations under the terms of hereof and thereof.

4.2 Purchase Entirely for Own Account. Such Purchaser is acquiring the Securities for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act or the Securities Act (British Columbia).

4.3 Investor Status; Etc. Except if the Purchaser is resident in Canada, such Purchaser certifies and represents to the Company that it is an institution that is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Primary Shares, the Warrants or the Warrant Shares, or it is an "accredited investor" as defined in Rule 501 of Regulation D and has completed, signed and delivered to the Company a representation letter certifying same. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

4.4 Investor Status; Canadian Requirements. Either such Purchaser is resident in Canada and has provided to the Company confirmation in the form attached as Exhibit G that it is an accredited investor, as that term is defined in National Instrument 45-106 "Prospectus and Registration Exemptions" or such Purchaser certifies that it is not resident in Canada and the Purchaser acknowledges that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of an investment in the Securities;

(b) there is no government or other insurance covering the Securities;

(c) there are risks associated with the purchase of the Securities;

(d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities, and

(e) the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus to sell the Securities through a person registered to sell the Securities under the Securities Act (British Columbia) and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights, and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Purchaser.

4.5 Securities Not Registered. Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is

registered under the Securities Act or is exempt from such registration. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

4.6 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under any provision of the organizational documents of such Purchaser.

4.7 Brokers. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

4.8 Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the date hereof.

4.9 Disclosure of Information. Such Purchaser has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

5. CONDITIONS PRECEDENT.

5.1 Conditions to the Obligation of the Purchasers to Consummate the Closing. The obligation of each Purchaser to consummate, at the Closing in which such Purchaser is participating, the purchase and payment for the Primary Shares and Warrants to be purchased by such Purchaser is subject to the satisfaction (or waiver by such Purchaser) of the following conditions precedent:

(a) The representations and warranties of the Company contained herein shall be true and correct on and as of the date hereof. The Company shall have performed or complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the date hereof.

(b) No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay such Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving the Company.

(c) The sale of the Primary Shares and the issuance of the Warrants (and the Warrant Shares) to the Purchasers shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or

with any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(d) All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement and the Transaction Documents required to be completed prior to the issuance of the Primary Shares and Warrant Shares shall be satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which any Purchaser may have reasonably requested in connection with such transactions.

(e) Such Purchaser shall have received from Lang Michener LLP, counsel to the Company, an opinion addressed to such Purchaser, dated the Closing Date applicable to such Purchaser and substantially in the form of Exhibit D hereto.

(f) The Registration Rights Agreement shall have been executed and delivered to such Purchaser by the Company.

(g) Such Purchaser shall have received from the Company a Common Stock certificate and an original Warrant, in each case in the amount of the Primary Shares and the number of Warrant Shares, respectively, set forth opposite such Purchaser's name on Exhibit A hereto.

(h) The Company shall have delivered, in form and substance satisfactory to such Purchaser, a certificate dated the applicable Closing Date and signed by the secretary or another appropriate executive officer of the Company, certifying (i) that attached copies of the Notice of Articles, Articles and resolutions of the Board approving this Agreement and the Transaction Documents are all true, complete and correct and remain in full force and effect as of the date hereof, and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

(i) The Company shall deliver to such Purchaser, a certificate in form and substance satisfactory to such Purchaser, dated the applicable closing Closing Date and signed by the Company's chief financial officer, certifying that (i) the representations and warranties of the Company contained in Section 3 hereof are true and correct in all respects on the Closing Date and (ii) the Company has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

(j) A Lock Up Agreement shall have been executed and delivered by Mr. Peter Fitzgerald.

5.2 Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate each Closing and to issue and sell the Primary Shares and Warrants to any Purchaser at a Closing is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of such Purchaser who is participating in such Closing contained herein shall be true and correct in all respects on and as of the Closing Date.

(b) The Registration Rights Agreement shall have been executed and delivered by such Purchaser.

(c) Such Purchaser shall have performed all obligations and conditions herein required to be performed or complied with by such Purchaser on or prior to such Closing Date.

(d) No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving such Purchaser.

(e) The sale of the Primary Shares and the issuance of the Warrants (and the Warrant Shares) by the Company shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith. Certain Covenants and Agreements.

(g) Each Purchaser that is not an individual shall have completed and returned to the Company a Corporate Placee Registration Form in the form attached as Exhibit H hereto, which return shall constitute the Purchaser's consent to the filing of such form by the Company with the TSX Venture Exchange.

6. <u>CERTAIN COVENANTS AND AGREEMENTS.</u>.

6.1 <u>Existence</u>. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and the Subsidiary, and their respective rights (charter and statutory) and franchises, except to the extent that the Board shall determine that the failure to do so would not have a Material Adverse Effect; *provided, however*, that the Company shall not be required to preserve any right or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

6.2 <u>Payment of Taxes and Other Claims</u>. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all Taxes, assessments and governmental charges levied or imposed upon it or the Subsidiary or upon the income, profits or property of the Company or the Subsidiary, and (b) all lawful claims for labor,

materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or the Subsidiary and have a Material Adverse Effect; *provided, however,* that he Company shall not be required to pay or discharge or cause to be paid or discharge any such Tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

6.3 Transfer of Securities. Each Purchaser agrees severally (as to itself only) and not jointly that it shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Primary Shares, the Warrants or the Warrant Shares, except (a) pursuant to an effective registration statement under the Securities Act, (b) to an Affiliate (so long as such Affiliate agrees to be bound by the terms and provisions of this Agreement as if, and to the fullest extent as, such Purchaser), or (c) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of a representation letter of such Purchaser reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Primary Shares in violation of this Section 6.3 shall be void. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.3.

6.4 Legends and Transfer: United States.

(a) To the extent applicable, each certificate or other document evidencing the Primary Shares, the Warrants and the Warrant Shares shall be endorsed with the legend set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

> "The securities represented hereby [if a Warrant, insert: and the securities issued upon the exercise of this Warrant] have not been registered under the United States Securities Act of 1933, as amended (the "U.S.. Securities Act") or any state securities laws, and may be offered, sold or otherwise transferred only (a) to the corporation (b) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act, (c) in compliance with the exemption from registration under the U.S.. Securities Act provided by Rule 144 or 144a thereunder, if available, and in compliance with any applicable state securities laws, or (d) in a transaction that does not require registration under the U.S.. Securities Act or any applicable state laws and regulations governing the offer and sale of securities."
>
> "The presence of this legend may impair the ability of the holder hereof to effect "good delivery" of the securities represented hereby on a Canadian stock exchange. A certificate without a legend may be obtained from the registrar and transfer agent of the corporation in connection with a sale of the securities represented hereby at a time when the corporation is a "foreign issuer" as defined in Regulation S under the U.S.. Securities

Act, upon delivery of this certificate, an executed declaration and, if requested by the corporation or the transfer agent, an opinion of counsel of recognized standing, each in form satisfactory to the transfer agent of the corporation and the corporation, to the effect that such sale of the securities represented hereby is being made in compliance with rule 904 of Regulation S under the U.S.. Securities Act."

(b) The legend set forth in Section 6.4(a) shall be removed from the certificates evidencing the Primary Shares and the Warrant Shares, (i) following any sale of such Primary Shares or Warrant Shares, pursuant to Rule 144, if available, or any effective registration statement, or (ii) if such Primary Shares or Warrant Shares are eligible for sale under Rule 144(k) (and the holder of such Primary Shares or Warrant Shares has submitted a written request to the Company for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144 or such judicial interpretation or pronouncement), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (and the legal counsel for a holder of such Primary Shares, the Warrants or Warrant Shares has submitted a written request to the Company for removal of the legend indicating that such legend is not required under applicable requirements of the Securities Act (including such judicial interpretations and pronouncements), or (iv) if the Company is a "foreign corporation" as that term is defined by Regulation S at the time of sale of the Primary Shares or the Warrant Shares, a new certificate bearing no legend may be obtained from transfer agent upon delivery of the certificate evidencing such Securities and a duly executed declaration, in a form satisfactory to the Company and transfer agent to the effect that the sale of the Securities is being made in compliance with Rule 904 of Regulation S. If required by the Company's transfer agent, the Company shall request its counsel to issue a legal opinion to the Company's transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii), (iii) or (iv) above to effect the removal of the legend on certificates evidencing the Primary Shares or the Warrant Shares and shall also request, if required by the Company's transfer agent, its counsel to issue a "blanket" legal opinion to the Company's transfer agent promptly after the effective date of any registration statement covering the resale of the Primary Shares or any Warrant Shares, to allow sales without restriction pursuant to an effective registration statement. The Company agrees that at such time as such legend is no longer required under this Section 6.4(b), it will, no later than three (3) Business Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing the Primary Shares, the Warrants or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Primary Shares, the Warrants or Warrant Shares that is free from all restrictive and other legends; provided that in the case of removal of the legend for reasons set forth in clause (ii) or (iv) above, the holder of such Primary Shares, the Warrants or Warrant Shares has submitted a written request to the Company for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section and Section 6.5.

6.5 <u>Legends and Transfer: Canada</u>.

(a) In accordance with applicable Canadian securities laws, the Company will place the following legends stipulating the applicable hold period and resale restrictions on the

certificates representing the Primary Shares, the Warrants, and any Warrant Shares issued before for the expiry of four months from the Closing Date:

> "Unless permitted under securities legislation, the holder of this security must not trade the security before [date which is four months and one day after Closing Date]."
>
> "Without the prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date which is four months and one day after Closing Date]."

(b) The Company shall remove the legend set forth in Section 6.5(a) shall be removed upon the request of the Holder of the Primary Shares or the Warrant Shares, if either of the following has occurred: (i) a Canadian Securities Regulatory Authority has issued a receipt for a final prospectus qualifying the sale of the Primary Shares and the Warrant Shares by the Holders; or (ii) four months and one day has passed since the Closing Date.

(c) Each Purchaser agrees that, if the Purchaser sells the Shares or Warrant Shares in Canada after the receipt of a final prospectus qualifying the sale of the Primary Shares and the Warrant Shares but before the date which is four months and one day after the Closing Date, the Purchaser shall deliver a copy of the prospectus to the purchaser of the Shares or Warrant Shares, as the case may be, in accordance with applicable Canadian securities laws.

6.6 Publicity. Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, neither (a) the Company or any of its Affiliates nor (b) any Purchaser or any of its Affiliates shall, without the written consent of the other, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. In no event will either (a) the Company, the Subsidiary or any of their Affiliates or (b) any Purchaser or any of its Affiliates make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement without consulting with the other party and giving the other party a reasonable opportunity to review and, to the extent such party is specially named in such announcement or press release, approve, the content of such public announcement or press release. The Company will issue a press release disclosing the execution of this Agreement on or before the day immediately following the date of execution of this Agreement.. The Company will also issue a press release announcing the Closing on the day of the Closing, and will furnish to the SEC, within two Business Days of the Closing, on Form 6-K, any material change report that is files with Canadian Securities Regulatory Authorities in connection with the transactions contemplated hereby. The Company will disclose in the Form 6-K filing required above any material non-public information concerning the Company or the transactions contemplated by this Agreement disclosed to the Purchasers.

6.7 Material, Nonpublic Information. Except with the prior written consent of the Purchaser, the Company and its directors, officers, employees and agents shall not provide any Purchaser with any material non-public information regarding the Company at any time after the Closing. In the event of a breach of the foregoing covenant following the Closing Date, or in the

event that Company is legally required to make certain disclosures to any Purchaser (and does so) following the Closing Date, then in addition to any other remedy provided for herein, in the Transaction Documents or equity or at law, each Purchaser to whom information has been disclosed (whether as a result of breach or as required by law) may request, in writing, that the Company promptly (but in no event more than five (5) Business Days after the date of such writing) publicly disclose, by press release, SEC filing, or otherwise, an appropriate summary of the information that, in such Purchaser's reasonable judgment, constitutes the then material non public information. Unless the Purchaser has provided its prior written consent, after such five (5) Business Days period, the Purchaser(s) who was or were in receipt of such material non public information shall be automatically authorized to make all of the information, or any portion thereof, available to the public generally, without incurring any liability to the company for such disclosure.

6.8 Filing of Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to all applicable securities laws, including the Exchange Act. At any time if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Primary Shares, the Warrants and the Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of the Primary Shares, the Warrants or Warrant Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

6.9 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Primary Shares in a manner that would require the registration under the Securities Act of the sale of the Primary Shares or the issuance of the Warrants or the Primary Shares or Warrant Shares to the Purchasers.

6.10 Reservation of Common Stock for Issuance. The Company agrees to reserve from its duly authorized capital stock the total number of shares of Common Stock issuable upon execution of this Agreement and upon the exercise in full of the Warrants.

6.11 Required Approvals. As promptly as practicable after the date of this Agreement, the Company shall make, or cause to be made, all filings permitted to be made post-closing with any governmental or administrative agency or any other Person necessary to consummate the transactions contemplated hereby, including filing final notice of the offering of the Securities with, and obtaining final approval for the issuance of the Primary Shares, Warrants and Warrant Shares from, the TSX Venture Exchange ,

6.12 Use of Proceeds. The proceeds from the sale of the Securities may be used for general corporate purposes, including the payment of all expenses incurred in connection with the offering of the Securities.

6.13 Canadian Privacy Legislation. Each Purchaser acknowledges and consents to the fact that the Company is collecting the Purchaser's (and any beneficial purchaser for which the

Purchaser is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Purchaser's subscription. The Purchaser acknowledges and consents to the Company retaining the personal information for so long as permitted or required by applicable law or business practices. The Purchaser further acknowledges and consents to the fact that the Company may be required by applicable securities laws, stock exchange rules and/or Investment Dealers Association of Canada rules to provide regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial purchaser for which the Purchaser is contracting hereunder). The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Purchaser is contracting. In addition , the Purchaser agrees and acknowledges that the TSX Venture Exchange collects personal information in forms submitted by the Company, which will include personal information regarding the Purchaser and may use this information in the manner provided for in Appendix 6A to the Exchange Corporate Finance Policy Manual, a copy of which is reproduced as Exhibit I to this Agreement.

6.14 Issuance of Preferred Shares. Before the expiry of two years from the date of this Agreement, the Board of Directors of the Company will not authorize the issuance of any preferred shares of the Company without first obtaining the approval of a majority of the shareholders of the Company.

7. INDEMNIFICATION.

7.1 By the Company. The Company agrees to indemnify, defend and hold harmless each Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (collectively, the "Purchaser Indemnitees") to the fullest extent permitted by law from and against any and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, disbursements and other charges of counsel) (collectively, "Losses") based upon, arising out of or otherwise in respect of any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the Transaction Documents, or for any Losses claimed by Tejas or any other broker or placement agent based upon, arising out of or otherwise in respect of any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the Transaction Documents.

7.2 Claims. All claims for indemnification by a Purchaser Indemnitee pursuant to this Section 7 shall be made as follows:

(a) If a Purchaser Indemnitee has incurred or suffered Losses for which it is entitled to indemnification under this Section 7, then such Purchaser Indemnitee shall give prompt written notice of such claim (a "Claim Notice") to the Company. Each Claim Notice shall state the amount of claimed Losses (the "Claimed Amount"), if known, and the basis for such claim.

(b) Within 30 days after delivery of a Claim Notice, the Company (the "Indemnifying Party") shall provide to each Purchaser Indemnitee (the "Indemnified Party"), a written response (the "Response Notice") in which the Indemnifying Party shall: (i) agree that all of the Claimed Amount is owed to the Indemnified Party, (ii) agree that part, but not all, of the Claimed Amount (the "Agreed Amount") is owed to the Indemnified Party, or (iii) contest that any of the Claimed Amount is owed to the Indemnified Party. The Indemnifying Party may contest the payment of all or a portion of the Claimed Amount only based upon a good faith belief that all or such portion of the Claimed Amount does not constitute Losses for which the Indemnified Party is entitled to indemnification under this Section 7. If no Response Notice is delivered by the Indemnifying Party within such 30-day period, then the Indemnifying Party shall be deemed to have agreed that all of the Claimed Amount is owed to the Indemnified Party.

(c) If the Indemnifying Party in the Response Notice agrees (or is deemed to have agreed) that all of the Claimed Amount is owed to the Indemnified Party, then the Indemnifying Party shall owe to the Indemnified Party an amount equal to the Claimed Amount to be paid in the manner set forth in this Section 7. If the Indemnifying Party in the Response Notice agrees that part, but not all, of the Claimed Amount is owed to the Indemnified Party, then the Indemnifying Party shall owe to the Indemnified Party an amount equal to the agreed amount set forth in such Response Notice to be paid in the manner set forth in this Section 7. The parties agree that the foregoing shall not be deemed to provide that the Indemnifying Party is entitled to make a binding determination regarding any disputed amounts owed to an Indemnified Party, unless such Indemnified Party accepts and agrees to such determination, and both the Indemnified Party and Indemnifying Party shall retain all rights and remedies available to such party hereunder.

(d) No delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any actual prejudice caused by or arising out of such delay.

7.3 Payment of Claims. An Indemnifying Party shall make payment of any portion of any Claimed Amount that such Indemnifying Party has agreed in a Response Notice that it owes to an Indemnified Party, or that such Indemnifying Party is deemed to have agreed it owes to such Indemnifying Party, said payment to be made within thirty (30) days after such Response Notice is delivered by such Indemnifying Party or should have been delivered by such Indemnifying Party, as the case may be.

7.4 Applicability; Exclusivity. Notwithstanding any term to the contrary in this Section 6, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder. The parties hereby acknowledge and agree that in addition to remedies of the parties hereto in respect of any and all claims relating to any breach or purported breach of any representation, warranty, covenant or agreement that is contained in this Agreement pursuant to the indemnification provisions of this Section 7, all parties shall always retain the right to pursue and obtain injunctive relief in addition to any other rights or remedies hereunder.

8. MISCELLANEOUS PROVISIONS.

8.1 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

8.2 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

8.3 Notices.

(a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be given in writing and shall be deemed given if sent by certified or registered mail (return receipt requested), overnight courier or telecopy (with confirmation of receipt), or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. An electronic communication ("Electronic Notice") shall be deemed written notice for purposes of this Section 7.3 if sent with return receipt requested to the electronic mail address specified by the receiving party either in this Section 7.3 or on Exhibit A hereto. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.

(b) All correspondence to the Company shall be addressed as follows:

PhotoChannel Networks Inc.
425 Carrall St., Suite 590
Vancouver, British Columbia
CANADA V6B 6E3

(c) All correspondence to the Purchasers shall be addressed pursuant to the contact information set forth on Exhibit A attached hereto.

(d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

8.4 Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

8.5 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any

principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

8.7 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.8 Assignment. The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers who hold a majority of the principal amount of all Primary Shares (the "Majority Purchasers"). Subject to the transfer restrictions contained herein, each Purchaser may assign or transfer any or all of its rights under this Agreement in conjunction with the transfer of the Primary Shares, to any Person provided that such assignee or transferee agrees in writing to be bound, with respect to the transferred Primary Shares, by the provisions hereof that apply to such assigning or transferring Purchaser; whereupon such assignee or transferee shall be deemed to be a "Purchaser" for all purposes of this Agreement.

8.9 Survival. The respective representations and warranties given by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party. The respective covenants and agreements agreed to by a party hereto shall survive the Closing Date and the consummation of the transactions contemplated herein in accordance with their respective terms and conditions.

8.10 Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.

8.11 Amendments. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provisions of this Agreement shall be effective only if made or given in writing and signed by the Company and the Majority Purchasers; provided that any amendment, supplement, modification or waiver that is materially and disproportionately adverse to any particular Purchaser (as compared to all Purchasers as a group) shall require the consent of such Purchaser.

8.12 No Third Party Rights. This Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any shareholder or debt holder of the Company) other than the parties hereto; provided, that each of the Purchaser Indemnitees that are not Purchasers are entitled to all rights and benefits as third party beneficiaries of Section 7 of this Agreement.

8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy of another party's executed

counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

PHOTOCHANNEL NETWORKS INC.

By: ______________________________
Name:
Title:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:____________________________________
Name:__________________________________
Title:___________________________________

Tax ID Number:________________________

Individual Signature Block:

____
Name:__________________________________

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

PHOTOCHANNEL NETWORKS INC.

By: ______________________________

Name: Robert Chisholm

Title: CFO

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

CREDENCE CAPITAL PARTNERS LP

By: [signature]
Name: SCOTT KOLMAN
Title: PM

Individual Signature Block:

____
Name: __________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Cadence Master, Ltd.

By: Philip R. Broenniman
Name: Philip R. Broenniman
Title: Authorized Signatory

Individual Signature Block:

Name: ______________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

LC CAPITAL MASTER FUND LTD

By: [signature]
Name: RICHARD F CONWAY
Title: DIRECTOR

Individual Signature Block:

____
Name:__________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

LC CAPITAL / CAPITAL Z SPV

By: ______________________

Name: RICHARD F CONWAY

Title: MANAGING MEMBER OF GENERAL PARTNER

Individual Signature Block:

____

Name: ______________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Phoenix Partners, L.P.

By: Joann McNiff
Name:
Title: Authorized Agent

Individual Signature Block:

____
Name:_________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block: Phaeton International (BVI) Ltd.

By: [signature]
Name: authorized agent
Title:

Individual Signature Block:

Name:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:________________________________

Name:______________________________

Title:_______________________________

Individual Signature Block:

____

Name:______________________________

PURCHASERS:

Entity Signature Block:

LND VENTURE FUND, LLC

By: [signature]

Name: LARRY L. DAY

Title: DIRECTOR

Individual Signature Block:

____

Name: __________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

TEJAS INCORPORATED

By: _______________
Name: KURT J. RECHNER
Title: PRESIDENT

Individual Signature Block:

____
Name: _______________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Schottenfeld Qualified Associates, L.P.

By: [signature]
Name: Robert Seavey
Title: CIO

Individual Signature Block:

____
Name:_________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Schottenfeld Group LLC

By: ______________________
Name: Robert Seaman COO
Title: COO

Individual Signature Block:

____
Name: ______________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Michael P Kress
____

By:______________________________
Name:____________________________
Title:_____________________________

Individual Signature Block:

MKress
____
Name: MICHAEL P. KRESS

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

R.A.W. Long Term Partners, LP

By: [signature]
Name: PETER WRIGHT
Title: GENERAL PARTNER

Individual Signature Block:

____
Name:__________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Glacier Partners, L.P.

By: [signature]
Name: Peter Castellanos
Title: Managing Partner

Individual Signature Block:

____
Name: ______________________________

PURCHASERS:

Entity Signature Block:

Proximity Fund, LP

By: [signature]
Name: Steve Crosby
Title: General Partner

Individual Signature Block:

____
Name:__________________________

PURCHASERS:

Entity Signature Block:

[signature]

By: ~~Michael Wallace~~ Itasca Capital
Name: Michael Wallace
Title: Managing Member

Individual Signature Block:

Name:____________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Wall Street Capital Partners, L.P.

By: [signature]
Name: Jeff Kone
Title: Managing Member

Individual Signature Block:

____
Name: ______________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

Great Gable Master Fund

By: [signature]
Name: Kevin Goldstein
Title: Director of Research

Individual Signature Block:

____
Name:____________________________

PURCHASERS:

Entity Signature Block:

____

By: 600991 BC Ltd
Name: Paul Chalmers
Title: President

Individual Signature Block:

____
Name:______________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:___________________________
Name:_________________________
Title:__________________________

Individual Signature Block:

____
Name: Richard Chalmers

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:______________________________
Name:____________________________
Title:_____________________________

Individual Signature Block:

Robert Caten

Name: Robert Catenacci

PURCHASERS:

Entity Signature Block:

____

By:____________________________
Name:__________________________
Title:_________________________

Individual Signature Block:

X______________________________
Name: Andreas Sappy

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:________________________________
Name:______________________________
Title:_______________________________

Individual Signature Block:

X ____________________________________
Name: ANDREW JAPPY

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

____

By:____________________________
Name:__________________________
Title:___________________________

Individual Signature Block:

____
Name: DONALD FRASER

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block:

H. Hope Ross.

By:____________________
Name: Malcolm Hope-Ross
Title: Director, Craft Capital Corp.

Individual Signature Block:

____
Name:____________________

PURCHASERS:

Entity Signature Block:

VENTANA TRADING CORP

By: Stephen N. Wilberd
Name: Stephen N. Wilberd
Title: Pres

Individual Signature Block:

____
Name: __________________________

PURCHASERS: Columbus Capital Partners LP

Entity Signature Block:

MATTHEW D. OCKNER
Managing Member
By: Columbus Capital Mgmt, LLC
Name: General Partner
Title: ______________________________

Individual Signature Block:

____
Name: ______________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

Entity Signature Block: Columbus Capital Offshore Fund, LTD.

____
MATTHEW D. OCKNER

By: Managing Member,
Name: Columbus Capital Mgmt, LLC
Title: Investment Manager

Individual Signature Block:

____
Name:______________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Exhibit A

Schedule of Purchasers

Investor	Primary Shares Purchased	No. Warrant Shares represented by Warrant Purchased	Aggregate Purchase Price (US Dollars)	Closing Date for Purchaser
Millennium Partners, L.P.				Mar. 30, 2007
Credence Capital Partners L.P.				Mar. 30, 2007
Cadence Master, Ltd.				Mar. 30, 2007
LC Capital Master Fund, Ltd.				Mar. 30, 2007
LC Capital/ Capital Z SPV, L.P.				Mar. 30, 2007
Phoenix Partners, L.P.				Mar. 30, 2007
Phaeton International (BVI) Limited				Mar. 30, 2007
Alec H. Berman				Mar. 30, 2007
LND Venture Fund, LLC				Mar. 30, 2007
Ventana Trading Corp.				Mar. 30, 2007
P.A.W. Long Term L.P.				Mar. 31, 2007
Glacier Partners, L.P.				Mar. 31, 2007
Proximity Fund L.P.				Mar. 31, 2007
Itasca Capital LLC				Mar. 31, 2007
Wall Street Capital Partners, L.P.				Mar. 31, 2007
Great Gable Partners				Mar. 31, 2007
Columbus Capital Partners L.P.				Mar. 30, 2007
Columbus Capital Offshore Fund, Ltd.				Mar. 30, 2007
600991 BC Ltd.				Mar. 30, 2007
Richard Chalmers				Mar. 30, 2007
Robert Catenacci				Mar. 30, 2007
Andrew Jappy				Mar. 30, 2007
Donald Fraser				Mar. 30, 2007
Craft Capital Corp.				Mar. 30, 2007
Michael P. Kress				Mar. 30, 2007
Tejas Incorporated				Mar. 30, 2007
Schottenfeld Qualified Associates				Mar. 30, 2007
Schottenfeld Group LLC				Mar. 30, 2007
TOTAL	**4,430,588**	**4,430,588**	**15,063,999.2**	

Exhibit B

Form of Common Stock Purchase Warrant

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ◆, 2007.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ◆, 2007.

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT AND APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

◆, 2007

PHOTOCHANNEL NETWORKS INC.

COMMON STOCK PURCHASE WARRANT

Void after March __, 2009

This Warrant (the "Warrant") entitles [ ] (including any successors or assigns, the "Holder"), for value received, to purchase from PhotoChannel Networks Inc., a corporation incorporated under the *Business Corporations Act* (British Columbia), at any time and from time to time, subject to the terms and conditions set forth herein, until 5:00 p.m., Pacific Time, on the Expiration Date (as defined in Section 1 below) at which time this Warrant shall expire and become void, all or any portion of the Warrant Shares at the Exercise Price (as defined in Section 1 below). This Warrant also is subject to the following terms and conditions:

1. **Definitions**. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

"Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144, and any Person (or group of Persons) who share(s) voting or investment power or is (are) deemed a beneficial owner(s), as such terms are used and construed under Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person.

"British Columbia Securities Act" means the Securities Act, R.S.B.C. 1996, c 418, as amended, and any successor legislation in force in the Province of British Columbia from time to time.

"Business Day" means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia.

"Common Stock" means the common stock, no par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event).

"Company" means PhotoChannel Networks Inc., a corporation incorporated under the *Business Corporations Act* (British Columbia).

"Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

"Exercise Price" means US$4.00 per share of Common Stock, as applicable and as adjusted from time to time pursuant to the terms of this Warrant.

"Expiration Date" means ◆, 2009, or such earlier dated determined as provided for in Section 3 below.

"Fair Market Value" of the Common Stock at any date means the price per share equal to the volume weighted average price at which the Common Stock has traded on the TSX Venture Exchange or, if the Common Stock is not then listed on the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Stock is not then listed on any Canadian stock exchange, on the senior most stock exchange or over-the-counter market on which the Common Stock is then listed or quoted, during the period of any 30 consecutive Trading Days ending not more than five Business Days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all shares of Common Stock sold on the said exchange or market, as the case may be, during such 30 consecutive Trading Days by the total number of shares of Common Stock so sold; and provided further that if the Common Stock is not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Fair Market Value shall be determined by a firm of independent chartered accountants selected by the directors of the Company.

"Holder" has the meaning set forth in the preamble of this Warrant.

"Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

"Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

"SEC" means the Securities and Exchange Commission.

"Securities" has the meaning set forth in the Securities Purchase Agreement.

"Securities Act" means the United States Securities Act of 1933, as amended.

"Shares" means the shares of Common Stock constituting the Securities.

"Securities Purchase Agreement" means that certain Securities Purchase Agreement dated ◆, 2007 by and between the Company and the Holders.

"Trading Day" means, with respect to a stock exchange or over-the-counter market, a day on which such stock exchange or market is open for business.

"Warrant Shares" means an aggregate of [ ] shares of Common Stock, which amount shall be adjusted to give effect to all adjustments thereto provided for herein, including, without limitation, those set forth in Section 4 hereof.

2. **Exercise of Warrant.**

2.1 **Method of Exercise; Payment.** Subject to all of the terms and conditions hereof (including the vesting provisions set forth below), this Warrant may be exercised, in whole or in part, at any time and from time to time during the period commencing on the date hereof and ending at 5:00 p.m., Pacific Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription substantially in the form attached hereto as Schedule A, executed by the Holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price. Thereupon, the Holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares determined as provided for herein.

2.2 **Delivery of Stock Certificates on Exercise.** As soon as practicable after the exercise of this Warrant, and in any event within three (3) Business Days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 8 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

2.3 **Shares to Be Fully Paid and Nonassessable.** All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

2.4 **Fractional Shares.** No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this

Warrant. With respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall make a cash payment to the Holder as set forth in Section 2.2 hereof.

2.5 **Issuance of New Warrants; Company Acknowledgment.** Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

2.6 **Payment of Taxes and Expenses.** The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

2.7 **Limitation on Exercise.** Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act and Section 111 of the British Columbia Securities Act, as applicable, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Section 111 of the British Columbia Securities Act, as applicable, and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this Section and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this Section. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and, except as provided below, shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation; provided, that, if, as of 5:30 p.m., New York City time, on the Expiration Date, the Company has not received written notice that the shares of Common Stock may be issued in compliance with such limitation, the Company's obligation to issue such shares shall terminate. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 4.4 of this Warrant. This restriction may not be waived..

3. **Early Termination.** The Company shall have the right to terminate this Warrant prior to its Expiration Date at any time from and after the date which is four (4) months after the

date of issuance of this Warrant, provided that all of the following conditions shall have been satisfied: (a) the volume weighted average price of the Common Stock on the TSX Venture Exchange or, if the Common Stock is not then listed on the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the directors of the Company for such purpose, has exceeded the Canadian dollar equivalent of US$6.00 for the prior thirty (30) Trading Days; (b) all Warrant Shares and all Common Stock that was issued under the Securities Purchase Agreement is registered under the Securities Act (and shall continue to be so registered through and including the date the Warrant terminates through the exercise of the right set forth in this Section 3); and (c) any Canadian statutory or regulatory hold period on the Warrant Shares or any Common Stock that was issued pursuant to the Securities Purchase Agreement shall have either expired or been removed. Upon satisfaction of the foregoing conditions, the Company may exercise the right provided in this Section 3 by providing written notice of its exercise to each holder of the Warrants, and provided that the condition set forth in subsection (b) of this Section 3 continues to be satisfied, this Warrant shall terminate and be without further force and effect 20 Business Days after such notice is provided.

4. **Adjustment of Exercise Price.** The Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

4.1 **Subdivision or Combination of Stock.** If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately such that the number of Warrant Shares after such subdivision shall constitute the same percentage of Common Stock (calculated on a fully diluted basis) as the Warrant Shares had represented immediately preceding the subdivision, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be reduced proportionately such that the number of Warrant Shares after such combination shall constitute the same percentage of Common Stock (calculated on a fully diluted basis) as the Warrant shares had represented immediately preceding the combination. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4.1.

4.2 **Adjustment for Stock Dividends.** If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4.2.

4.3 **Adjustments for Reclassifications.** If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock, whether by reclassification or otherwise (other than an

adjustment under Sections 4.1 and 4.2 or a merger, consolidation, or sale of assets provided for under Section 4.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 4.

4.4 Adjustments for Merger or Consolidation. In the event that, at any time or from time to time after the date hereof, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, (c) sell or transfer all or substantially all of its properties or assets, or (d) sell or transfer more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company (each, a "Fundamental Transaction"), then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2.1 hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 4.

4.5 Adjustment for Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Fair Market Value of the shares of Common Stock on the trading day immediately preceding such record date minus the fair market value of the Distribution (as determined reasonably in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Fair Market Value of the shares of Common Stock on the trading day immediately preceding such record date. This adjustment shall be subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 4.

4.6 Adjustment for Issuance of Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of

Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire upon exercise of the Warrants, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. This adjustment shall be subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 4.

4.7 **Continuation of Terms.** Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

4.8 **Certificate as to Adjustments.** Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 4, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 4, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.4 below.

5. **Registration Rights.** The Warrant Shares shall be entitled to registration rights and all other rights as applicable to such shares in accordance with that certain Registration Rights Agreement, dated as of the date hereof by and among the Company and the Investors named therein.

6. **Notices of Record Date.** Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) business days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend,

distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

7. **Exchange of Warrant**. Subject to the provisions of Section 8 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

8. **Transfer Provisions, etc.**

8.1 **U.S. Legend**. Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legends:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

> "DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. PROVIDED THAT THE COMPANY IS A "FOREIGN ISSUER" WITH NO "SUBSTANTIAL U.S. MARKET INTEREST", EACH WITHIN THE MEANING OF REGULATION S, AT THE TIME OF SALE AND THESE SHARES ARE BEING SOLD IN COMPLIANCE WITH RULE 904 OF REGULATIONS S, A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM COMPUTERSHARE INVESTOR SERVICES INC., AS REGISTRAR AND TRANSFER AGENT, UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE INVESTOR SERVICES INC. AND THE COMPANY, TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."

provided, that if the Warrant Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Company is a "foreign issuer" with no "substantial U.S. market interest", each as defined in Regulation S at the time of sale, the legends set forth above may be removed by providing a declaration to the registrar and transfer

agent of the Company, as set forth in Schedule B attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Warrant Shares are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws.

8.2 Canadian Legends: Each certificate representing Warrant Shares issued upon the exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legends:

> "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JULY ◇, 2007."
>
> and
>
> "WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JULY ◇, 2007.";

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Warrant Shares may be exchanged for a certificate bearing no such legends. The Company shall use the best efforts thereof to cause the registrar and transfer agent to deliver the certificate representing such Warrant Shares within three Business Days after receipt of the legended certificate or certificates.

8.3 Mechanics of Transfer.

(a) Any transfer of all or any portion of this Warrant (and the Warrant Shares), or of any interest herein or therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, in the form attached hereto as Schedule C. In the event of any such transfer of this Warrant, the Company shall issue a new warrant or warrants of like tenor to the transferee(s), representing, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

(b) In the event of any transfer of all or any portion of this Warrant in accordance with Section 8.2(a) above, the Company shall issue (i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder of the un-transferred portion of this Warrant. Until this Warrant or

any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

8.4 **No Restrictions on Transfer.** Subject to compliance with applicable securities laws, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including without limitation Affiliates and affiliated groups of such Holder, without the consent of the Company.

8.5 **Warrant Register.** The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

9. **Lost, Stolen or Destroyed Warrant.** Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

10. **General.**

10.1 **Authorized Shares, Reservation of Shares for Issuance.** At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

10.2 **No Impairment.** The Company will not, by amendment of its Notice of Articles or Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith carry out all such terms and take such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.3 **No Rights as Stockholder.** Except as provided here, the Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

10.4 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been given if personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or sent by fax machine, addressed as follows:

(a) if to the Company at:

PhotoChannel Networks Inc.
425 Carrall St. Suite 590
Vancouver, British Columbia
CANADA V6B 6E3

(b) if to the Holder, at the Holder's address appearing in the books maintained by the Company.

11. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The terms of this Warrant may be amended, modified or waived with the written consent of the Company and the majority in interest of the Holders.

12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, as such laws are applied to contracts entered into and wholly to be performed within the State of New York and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

13. Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

14. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

15. Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

16. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate

compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first set forth above.

COMPANY:

PHOTOCHANNEL NETWORKS INC.

By: ______________________________
Name:
Title:

[SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

Schedule A

NOTICE AND SUBSCRIPTION

To: PhotoChannel Networks Inc.
425 Carrall St., Suite 590
Vancouver, British Columbia
CANADA V6B 6E3

Date:______________________

1. The undersigned hereby irrevocably subscribes for and exercises the right to acquire _______________ shares of common stock ("Common Shares") of PhotoChannel Networks Inc. (the "Corporation") (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the accompanying Warrant Certificate) and encloses a bank draft, certified cheque or money order in lawful money of the United States of America payable to the Corporation for the aggregate Exercise Price.

2. The Common Shares (or other securities or property) are to be registered as follows:

Name: ____
(print clearly)
Address in full: ____________________________________

____

Number of Common Shares:

3. Such securities should be sent by courier to:

Name: ____
(print clearly)
Address in full: ____________________________________

____

If the number of Warrants exercised is less than the number of Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Warrants be registered in the name of the undersigned and should be sent by courier to:

Name: ____
(print clearly)
Address in full: ____________________________________

____

4. The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) ☐ the undersigned holder at the time of exercise of the Warrants is not in the United States, is not a "U.S. person" as defined in Regulation S under the United States *Securities Act of 1933*, as amended (the "U.S. Securities Act") and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b) ☐ the undersigned holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is a U.S. Accredited Investor **and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Warrant Certificate**; or

(c) ☐ if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Corporation and the Corporation's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned represents and warrants to the Corporation that:

1. the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2. the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3. the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of

telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned also acknowledges and agrees that:

1. the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares;

2. if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

   (a) the sale is to the Corporation;

   (b) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

   (c) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

   (d) the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3. the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4. unless a registration statement registering the Common Shares for resale under the U.S. Securities Act has been declared effective by the SEC, the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend, in the form required by the certificate representing the Warrants, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

6. delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a "foreign corporation" with no "substantial U.S. market interest" (all within the meaning of Regulation S under the U.S. Securities Act) at the time of sale, a new certificate will be made available to the undersigned upon provision by the Purchaser of a declaration in the form attached as Schedule B to the Warrant Certificate;

7. the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED the ____________ day of ____________________, 200___.

____
(Signature of Warrantholder)

____
Print full name

____

____
Print full address

Instructions:

1. The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised together with payment of the aggregate Exercise Price, by certified cheque, bank draft or money order payable to the order of the Corporation, to the Corporation at its principal office at 425 Carrall St., Suite 590, Vancouver, British Columbia, Canada V6B 6E3, attention: The President, and such other documents as the Corporation may reasonably require. Certificates for Common Shares will be delivered or mailed within five Business Days after the exercise of the Warrants. The rights of the registered warrant holder hereof cease if the Warrants are not exercised prior to their expiry.

2. If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of PhotoChannel Networks Inc. (the "Corporation") by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor **(please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):**

____ (1) Any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the "**U.S. Securities Act**") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____ (2) Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____ (3) Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____ (4) Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____ (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000; or

____ (6) Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Schedule B

DECLARATION FOR REMOVAL OF LEGEND

TO: Computershare Investor Services Inc. as registrar and transfer agent for the Common Shares of PhotoChannel Networks Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the ____________________ represented by certificate number ______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a "distributor", as defined in Regulation S, or an affiliate of a "distributor"; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

By: ________________________________ Dated: ___________________________
Signature
Name (please print) ____________________________

Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, ________________________ (the "Seller") dated ______________________, with regard to the sale, for such Seller's account, of the _______________ represented by certificate number _____________ of the Corporation described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

____
Name of Firm

By: ____________________________________
Authorized officer

Date: __________________________________

Schedule C

FORM OF TRANSFER

TO: PhotoChannel Networks Inc.

FOR VALUE RECEIVED, subject to receipt of prior written approval of PhotoChannel Networks Inc. (the "Corporation"), the undersigned (the "Transferor") hereby sells, assigns and transfers unto (name) ______________________________ (the "Transferee") of (residential address) ____

____

______________________ Warrants of the Corporation registered in the name of the undersigned represented by the within certificate, and irrevocably appoints the Corporation as the attorney of the undersigned to transfer the said securities on the register of transfers for the said Warrants, with full power of substitution.

Unless a registration statement registering the Warrants for resale under the U.S. Securities Act has been declared effective by the SEC, the Transferor hereby certifies that (check either A or B):

____ (A) the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the *Securities Act of 1933*, as amended (the "U.S. Securities Act"), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel acceptable to the Corporation to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

____ (B) the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1) the undersigned is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a "distributor", as defined in Regulation S, or an affiliate of a "distributor";

(2) the offer of such securities was not made to a person in the United States and either at the time the buy order was originated, the buyer was outside the United States, or the Transferor and any person acting on its behalf reasonably believe that the buyer was outside the United States;

(3) neither the Transferor nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Warrants are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5) the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

DATED this ___ day of _________, 20__.
Signature of transferor guaranteed by:

____
Name of Bank or Trust Company

____
(Signature of transferring Warrantholder)

____
Print full name

____

____
Print full address

The Warrants and the Common Shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the certificate representing the Warrants and the Warrant Exercise Form attached thereto. Any Common Shares acquired pursuant to the Warrant shall be subject to applicable hold periods and any certificate representing such Common Shares will bear restrictive legends.

Notes:

1. The signature to this transfer must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

2. If the Transfer Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature on this Transfer Form must be guaranteed by a Schedule I chartered bank or licensed trust company, or a member of an acceptable medallion guarantee program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed". Signature guarantees are not accepted from Treasury Branches or credit unions unless they are members of the Stamp Medallion Program.

Exhibit C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into by and among PhotoChannel Networks Inc., a company incorporated under the Business Corporations Act (British Columbia)(the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers"), effective as of the Closing Date, as such term is defined in the Securities Purchase Agreement, dated as of March 26, 2007 among the Company and the Purchasers (the "Purchase Agreement").

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

"Advice" shall have the meaning set forth in Section 6(d).

"Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

"BCSC" means the British Columbia Securities Commission.

"Business Day" means a day, other than a Saturday or Sunday, on which banks in both New York City and Vancouver, Canada are open for the general transaction of business.

"Canadian Commission" means the securities commission or regulating authority in each Qualifying Province.

"Canadian Prospectus" means a prospectus or prospectuses of the Company filed and receipted under Canadian Securities Laws and included in a Registration Statement under the MJDS.

"Canadian Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the securities regulatory authorities of Qualifying Provinces, and the rules and policies of the TSX Venture Exchange or the TSX, as applicable.

"Closing" has the meaning set forth in Section 2(a).

"Closing Date" has the meaning set forth in Section 2(a).

"Common Shares" means the Company's common shares, without par value per share, and any securities into which such shares may hereinafter be reclassified.

"Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the SEC.

"Effectiveness Deadline" means with respect to the Registration Statement required to be filed pursuant to Section 2(a), the date that is either: (i) ninety (90) days from the Closing Date, if the Registration Statement or the Canadian Prospectus is not subject to a review by the SEC or a Canadian Commission, as applicable, or (ii) one hundred and twenty (120) days from the Closing Date, if the Registration Statement or the Canadian Prospectus is subject to a review by the SEC or a Canadian Commission.

"Effectiveness Period" shall have the meaning set forth in Section 2(b).

"Event" shall have the meaning set forth in Section 2(d).

"Event Date" shall have the meaning set forth in Section 2(d).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Filing Deadline" means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the date that is sixty (60) days following the Closing Date.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

"MJDS" means the U.S.-Canadian multijurisdictional disclosure system.

"MSC" means the Manitoba Securities Commission.

"New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"BCSC" means the British Columbia Securities Commission.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Qualifying Provinces" means the province of British Columbia and any other province of Canada where a Holder is resident on the Closing Date.

"Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

"Registration Statement" means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

"Registrable Securities" means: (i) the Shares (ii) the Warrant Shares, and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event; provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that a Holder's security shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) such security becoming eligible for sale by the Holder pursuant to Rule 144(k); or (C) sale on or through the facilities of the TSX Venture Exchange or the TSX (whichever the Company is then listed on)(in which case, only such securities sold shall cease to be Registrable Securities).

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Securities Laws" means the Canadian Securities Laws and the U.S. Securities Laws.

"Selling Shareholder Questionnaire" means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

"Shares" means the Common Shares issued or issuable to the Purchasers pursuant to the Purchase Agreement.

"Subscription Price" means US$3.40 (as subject to adjustment for stock splits, stock dividends, and stock combinations affecting the Common Shares), being the per share purchase price paid by each Purchaser for the securities purchased by such Purchaser pursuant to the Purchase Agreement.

"Trading Day" means (a) any day on which the Common Shares are listed or quoted, and traded, on the TSX Venture Exchange or the TSX, or (b) if the Common Shares are not then listed or quoted, and traded, on the TSX Venture Exchange or the TSX, then any Business Day.

"Transaction Documents" has the meaning set forth in the Purchase Agreement.

"Transfer Agent" means the transfer agent (including any co-transfer agent) of the Company with respect to the Common Shares.

"TSX" means the Toronto Stock Exchange.

"U.S. Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the Securities Act, the Exchange Act and the respective rules and regulations of the SEC thereunder.

"Warrants" means the Warrants issued pursuant to the Purchase Agreement.

"Warrant Shares" means the Common Shares issuable upon exercise of the Warrants.

2. Registration.

(a) Promptly following the closing of the purchase and sale of the Shares and Warrants contemplated by the Purchase Agreement (the "Closing, with the date of such Closing being herein referred to as the "Closing Date") but no later than the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement on Form F-10 (which shall include the Canadian Prospectus in the form of a base shelf prospectus as contemplated by National Instrument 44-102, Shelf Distributions ("NI 44-102"), prepared and filed with the Canadian Commissions), to qualify by prospectus under Canadian Securities Laws and to register under the Securities Act the resale, from time to time, by the selling shareholders identified therein, of all of the Registrable Securities. In the event that Form F--10 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). Subject to the terms of this Agreement, such Registration Statement and, to the extent applicable, each Canadian Prospectus, shall include (except if otherwise directed by a securities regulator) the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder and Canadian Securities Laws, such indeterminate number of additional Common Shares resulting from share splits, share dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders prior to its filing or other submission.

(b) The Company shall use its reasonable best efforts to cause a Registration Statement to become effective as soon as practicable and, in any event, no later than the Effectiveness Deadline. The Company shall notify the Holders by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement becomes effective and shall as soon as reasonably practicable provide the Holders with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use its reasonable best efforts to cause such Registration Statement to remain continuously effective under the Securities Act with respect to the Registrable Securities for so long as such securities qualify as Registrable Securities (the "Effectiveness Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(c) It is agreed and understood that the Company may, from time to time, be obligated to file an additional Registration Statement or post-effective amendment to the Registration Statement to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement.

(d) If: (i) a Registration Statement is not filed on or prior to the Filing Deadline, or (ii) a Registration Statement is not declared effective by the SEC (or otherwise becomes effective) on or prior to the Effectiveness Deadline (any such failure or breach being referred to as an "Event," and the date on which such Event occurs, being referred to as "Event Date"), then in addition to any other rights available to the Purchasers: (x) on such Event Date the Company shall pay to each Purchser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the product of (A) the Subscription Price, and (B) the number of Shares held by such Purchaser as of the Event Date that are Registrable Securities as of the Event Date (such product, the "Purchaser's Subscription Amount") (which remedy shall not be exclusive of any other remedies available under this Agreement); and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the Purchaser's Subscription Amount. The parties agree that the Company will not be liable for liquidated damages under this Section 2(d) in respect of the Warrants and the Warrant Shares. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date, Notwithstanding the foregoing, the maximum amount of payment to a Purchaser associated with all Events in the aggregate shall equal 12% of the aggregate Purchaser's Subscription Amount paid by such Purchaser for Shares pursuant to the Purchase Agreement. Notwithstanding anything in this agreement to the contrary, the Purchaser's sole remedy at law for a failure of the Company to file a Registration Statement under Section 2(a) and to cause such Registration Statement to become effective shall be the liquidated damages described in this Section 2(d). The Company shall not be liable to a Purchaser if after its Effective Date such Registration Statement ceases to be effective solely as a result of such Purchaser's failure to update the information regarding such Purchaser.

(e) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that the continued use by the Purchasers of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Registration Statement (or the Canadian Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Purchasers, of the Registration Statement (and the Canadian Prospectus relating thereto), then the right of the Purchasers to use the Registration Statement (and the Canadian Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") not greater than twenty (20) consecutive Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Purchasers shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Registration Statement (and the Canadian Prospectus relating thereto) pursuant to this Section 2(e), the Company will as promptly as possible lift any suspension, provide the Purchasers with revised Prospectuses, if required, and will notify the Purchasers of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Registration Statement.

(f) Inclusion Of Securities Other Than Registrable Securities. The Company shall not include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Holders holding more than 2/3 of the Registrable Securities then outstanding.

(g) Ineligibility For Form F–10. If Form F–10 is not available for the registration of the resale of Registrable Securities hereunder, then the Company shall register the resale of the Registrable Securities on Form F–3 or such other appropriate form reasonably acceptable to the Holders.

(h) Mandatory F-3 Registration Rights. If, at any time Registrable Securities are not able to be resold pursuant to an effective Registration Statement, (i) Form F-3 (or other equivalent form) is then available for the registration of such Registrable Shares and (ii) the Company shall receive from any Purchaser or Purchasers (including for this purpose its Affiliates) who holds (or who together hold) at least twenty five percent (25%) of the then outstanding Registrable Shares a written request or requests (a "Demand Notice") that the Company effect a registration on Form F-3 (a "Demand Registration"), or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Purchaser(s), then the Company will promptly give written notice of the proposed registration and the Purchaser's or Purchasers' request therefor to all other Purchasers, and use its reasonable best efforts to effect such registration, as soon as practicable and in any event within thirty (30) days, of all or such portion of such Purchasers' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Purchaser or Purchasers joining in such request as are specified in a written request given by such other Purchaser or Purchasers within ten (10) Business Days after receipt of such written notice from the Company; provided, however, that the Company may temporarily suspend the use of such registration statement for the same reasons and on the same terms as described in Section 2(b) above. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 2(g) during any consecutive twelve (12) month period.

3. Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Submit to the SEC, forthwith upon issuance, any final receipt for the Canadian Prospectus issued by a Canadian Commission, together with a request for declaration of effectiveness of the corresponding Registration Statement, or file a Registration Statement that shall be deemed effective upon filing.

(b) (i) Prepare and file with the SEC such amendments and prospectus supplements, including post-effective amendments, to each Registration Statement and the prospectus used in connection therewith (which prospectus is to be filed pursuant to General Instruction II.L. to Form F-10, if applicable), as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) prepare and file with the Canadian Commission such supplements and amendments to the Canadian Prospectus as may be required under NI 44–102 or Canadian Securities Laws throughout the Effectiveness Period, as required to maintain the currency of the Canadian Prospectus and effectiveness of the Registration Statement under the MJDS; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement.

(c) Provide copies to and permit the Holders to review each Registration Statement and the Canadian Prospectus and all amendments and supplements thereto no fewer than three (3) days prior to their filing with the SEC or the Canadian Commission and not file any document to which the

Holders of a majority of the Registrable Securities reasonably object based upon such Holders' belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission.

(d) If requested by a Holder, furnish to such Holder, without charge, (i) at least one conformed copy of each Registration Statement and Canadian Prospectus and each amendment or supplement thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC or the Canadian Commissions, as the case may be, provided that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR or SEDAR systems and (ii) upon the effectiveness of a Registration Statement, such number of copies of a prospectus, and all amendments and supplements thereto (including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus) and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement.

(e) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing as promptly as reasonably possible (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the SEC or a Canadian Commission of any stop order suspending the effectiveness of a Registration Statement or cease trade order covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will meet all applicable form requirements and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, or fail to contain certain full, true and plain disclosure of all material facts relating to the Registrable Securities.

(f) If reasonably requested by a Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post–effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as practicable make all required filings of such prospectus supplement or post–effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post–effective amendment.

(g) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal at the earliest possible moment of (i) any order suspending the effectiveness of a Registration

Statement or Canadian Prospectus or (ii) any cease trade order or suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and (iii) to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) Use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holders of the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as any Holder reasonably anticipates making offers and sales of the Registrable Securities during the Effectiveness Period and reasonably requests in writing, (ii) prepare and file in those jurisdictions, such amendments (including post–effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions and as may be necessary for the Purchasers to consummate the disposition of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business as a foreign corporation or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction; the Company shall promptly notify each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose;

(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under Securities Laws, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. In connection therewith, if required by the Company's transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(j) Following the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(k) With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell Common Shares to the public without registration, to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the

Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or have ceased to be "restricted securities" within the meaning of Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, and (B) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration, the Company will also continue to make all filings and take all actions required under applicable Canadian Securities Laws and under TSX requirements, including maintaining its reporting issuer status in good standing under applicable Canadian Securities Laws;

(l) The Company's obligation to include each Holder's Registrable Securities in the Registration Statement is conditional upon the Company's receipt from the Holder of a completed Selling Shareholder Questionnaire and such Holder's compliance with this Section 3(l). Immediately prior to the proposed Effective Date, upon the written request of the Company or its solicitors, each Holder that has delivered a completed Selling Shareholder Questionnaire to the Company agrees to inform the Company within one (1) Business Day of such written request from the Company or its solicitors, of any material change in the information provided therein, including but not limited to, any material change in the Holder's beneficial ownership of securities of the Company. Such written request from the Company may be made by e-mail or facsimile to the e-mail address or facsimile number provided by the Purchaser in the Selling Shareholder Questionnaire, or otherwise.

(m) Cause new certificates free of any Canadian legends to be delivered to the Holder forthwith in connection with any resale pursuant to the Registration Statement and corresponding Canadian Prospectus or in connection with any transfer following the date specified in such legend.

4. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchanges on which the Common Shares are then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding a Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(e)(ii)-(v), the use by a Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as defined in Section 6(d) below), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected; *provided, however*, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Each Holder shall notify the Company promptly of the institution, threat or assertion of any Proceeding of which the Holder is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act and Canadian Securities Laws or (y) any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such prospectus or such form

of prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 3(e)(ii)-(v), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of an Advice, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected; *provided, however*, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; *provided*, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (and any local counsel)at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to

information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in dimunition or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(b) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d) Discontinued Disposition. Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(e)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4, S-4, F-9, F-7, F-8, F-80 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee or director benefit plans, or on any other form in circumstances in which the inclusion of the Registrable Securities in such registration statement would not be permitted by the U.S. Securities Laws, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights on a pro rata basis; *provided* that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 6(e) for the same period as the delay in registering such other securities; and provided, further, that if a Registration Statement covering all of the Registrable Securities becomes and remains effective prior to the filing date of the registration statement triggering the Holders' rights under this paragraph, then the Company shall be relieved of its obligations under this paragraph.

(f) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Holders of more than 2/3 of the Registrable Securities then outstanding. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of more than 2/3 of the Registrable Securities then outstanding; provided, that no amendment to this Agreement that is adverse to a Holder shall be effective as against such Holder unless such Holder consented in writing to such amendment. No consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Holders. Failure of any party to exercise any right or remedy under this Agreement or otherwise or delay by a party in exercising such right or remedy shall not operate as a waiver thereof.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail to the facsimile number or e-mail address specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

The address for such notices and communications shall be as follows:

If to the Company:	PhotoChannel Networks Inc.

		590-425 Carrall Street Vancouver, British Columbia V6B 6E3
		Facsimile: 604-893-8966
		Attn: Chief Financial Officer
With a copy to:		Lang Michener LLP 1500-1055 West Georgia Street Vancouver, British Columbia V6E 4N7
		Facsimile: 604-685-7084
		Attn: Cory Kent
If to a Purchaser:		To the address set forth under such Purchaser's name on the signature pages hereto.
If to any other Person who is then the registered Holder:		To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

provided, that any party may change its address for notices by providing written notice to the other parties in the manner prescribed by this Section.

(h) Successors and Assigns. The Company may not assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of each Holder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Holders, after notice duly given by the Company to each Holder. The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the transfer complies with the Securities Laws and the terms of the Purchase Agreement, (ii) the transferred Securities are "restricted securities" within the meaning of Rule 144 under the Securities Act in the hands of the transferee, (iii) the Holder agrees in writing with the transferee to assign such rights, and a copy of such agreement is furnished to the Company in connection with the transfer, and (iv) the transferee agrees in writing with the Company to be bound by all of the provisions contained herein and in the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other parties for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction

Documents. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

(o) Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars. All amounts owing under this Agreement are in United States Dollars. All amounts denominated in other currencies shall be converted in the United States dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(p) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

____

AUTHORIZED SIGNATORY

By: ______________________________
Name:
Title:

ADDRESS FOR NOTICE

c/o: ______________________________

Street: ______________________________

City/State/Zip: ______________________________

Attention: ______________________________

Tel: ______________________________

Fax: ______________________________

Email: ______________________________

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their common shares on any stock exchange, market or trading facility on which the common shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling common shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
- block trades in which the broker-dealer will attempt to sell the common shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
- an exchange distribution in accordance with the rules of the applicable exchange;
- privately negotiated transactions;
- through the writing of options, whether such options are listed on an options exchange or otherwise;
- short sales effected after the date of this Prospectus;
- close out short positions and return borrowed shares in connection with such short sales;
- broker-dealers may agree with the Selling Shareholders to sell a specified number of such common shares at a stipulated price per share;
- a combination of any such methods of sale; and
- any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell common shares under Rule 144, Rule 903 or Rule 904 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of common shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell common shares from time to time under this prospectus, or under an amendment or supplement to this prospectus amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material agreement has been entered into with a broker-dealer for the sale of common shares through a block trade, special

offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of common shares involved, (iii) the price at which such common shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealers, where applicable, (v) if applicable, that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 common shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities laws.

The Selling Stockholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the common shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the common shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of common shares will be borne by the Selling Stockholder. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder's business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

If the Selling Stockholders use this prospectus for any sale of the common shares, they will be subject to the prospectus delivery requirements of the Securities Act and Canadian Securities Laws. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective common shares under this Registration Statement.

We are required to pay all fees and expenses incident to the registration of the common shares, but we will not receive any proceeds from the sale of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this Prospectus.

PHOTOCHANNEL NETWORKS INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, no par value per share (the "Common Stock"), of PhotoChannel Networks Inc.. (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of March ◆, 2007 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and its legal counsel and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Securityholder

____

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

____

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____

2. Address for Notices to Selling Securityholder:

____

____

____

Telephone:______________________________________

Fax:____

Contact Person:__________________________________

E-mail address of Contact Person:________________________

3. Beneficial Ownership of Registrable Securities:

(a) Type and Number of Registrable Securities beneficially owned:

____

____

____

4. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes No

Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) Are you an affiliate of a broker-dealer?

Yes No

Note: If yes, provide a narrative explanation below:

____

____

(c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes No

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) As of __________, 2007, the Selling Securityholder owned outright (including shares registered in Selling Securityholder's name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account), _________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

(b) In addition to the number of shares Selling Securityholder owned outright as indicated in Item 5(a) above, as of ______________, 2007, the Selling Securityholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to _____________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

If the answer to Item 7(b) is not "zero," please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c) As of ____________, 2007, the Selling Securityholder had the right to acquire the following shares of the Company's common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If "none", please so state.

____

____

6. Relationships with the Company:

(a) Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(b) Are you an insider of the Company for purposes of the Securities Act (Ontario) (before giving effect to this private placement) by virtue of beneficially owning directly or indirectly Common Shares or exercising control or direction over Common Shares or a combination of both carrying more than 10% of the voting rights attaching to all Common Shares?

7. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

****

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time prior to the effectiveness of the Registration Statement or while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company and its counsel in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[signature page follows]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________________________ Beneficial Owner: ________________________________

By: ____
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Cory Kent
Lang Michener LLP
1500-1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Fax: 604-685-7084

Form of Company Counsel Opinion

Exhibit D-1

OPINION OF COMPANY COUNSEL (U.S. Law)

1. Other than the filing of a notice on Form D with the Securities and Exchange Commission and the filing with any state regulatory authority of a notice permitted by section 18(b)(4)(D) of the *Securities Act of 1933*, as amended, (the "Securities Act"), no approval, authorization or consent of, or registration, qualification or filing with, any United States or New York governmental agency is required to be obtained or made by the Company in connection with the execution, delivery and performance on the date hereof by the Company of the Transaction Documents.

2. Upon the authorization, execution and delivery of the Transaction Documents by the parties signatory thereto, each of the Transaction Documents constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms.

3. The Company is not, and is not required to be, registered under the Investment Company Act of 1940, as amended.

4. The offer and sale of the Securities to the Purchasers pursuant to the Agreement does not require registration under the Securities Act.

5. Provided that the Warrants are exercised only in accordance with their terms, by original Purchasers that make the representations and warranties set forth in Box 4(b) of Schedule A to the Warrants at the time of such exercises, the issuance of the Warrant Shares to the original Purchasers upon such exercises will not require registration under the Securities Act.

In preparing the foregoing opinions, counsel will be entitled to rely on the representations, warranties and covenants of the parties in the Transaction Documents (with regard to the representations and warranties of the Company, only with respect to factual matters) and in one or more certificates of officers of the Company. Counsel will also be entitled to make the opinion in paragraph 2 subject to customary qualifications, such as those that may arise under applicable bankruptcy, insolvency, fraudulent transfer or other similar laws relating to creditors' rights and remedies generally, and general equitable principles. Counsel will be entitled to make customary assumptions, such as due authorization, execution and delivery of the Transaction Documents by the parties signatory thereto other than the Company.

Exhibit D-2

OPINION OF COMPANY COUNSEL (Canadian Law)

1. The Company is incorporated and is validly existing and in good standing under the laws of British Columbia, and has the corporate power and capacity to carry on its business as now conducted and to own its properties.

2. The Company is extraprovincially registered or otherwise qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership of property makes such qualification necessary.

3. The authorized share capital of the Company consists of ● common shares and ● shares designated as preference shares, of which ● common shares and no preferred shares were issued and outstanding as of the close of business on ●, 2007.

4. The Company has the corporate capacity and power and has taken all requisite action necessary to enter into, execute and deliver the Transaction Documents and to perform its obligations thereunder, including the issuance and delivery of the Securities.

5. The Shares have been duly authorized and validly issued as fully paid and non-assessable common shares of the Company. The Company has reserved a sufficient number of common shares of the Company for issuance upon exercise of the Warrants. The Warrant Shares have been duly authorized and, upon due exercise of the Warrants, shall be validly issued as fully paid and non-assessable common shares of the Company.

6. To our knowledge, no person is entitled to any preemptive right or right of first refusal with respect to the issuance of the Securities and to our knowledge, there are no outstanding preemptive or similar rights relating to the purchase of the Securities.

7. The definitive certificate representing the Shares and the Warrant Shares have been approved by the Company and comply in all material respects with the requirements of the *Business Corporations Act* (British Columbia) and the TSX Venture Exchange.

8. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official known to us under any Material Agreements (as defined below) or under any law, rule or regulation known to us and generally applicable to transactions of the type contemplated by the Purchase Agreement, other than those that have been made or obtained which are in full force and effect and post-sale filings pursuant to applicable provincial securities laws, and other than, in the case of the Prospectus, clearance of the Prospectus as contemplated by the Registration Rights Agreement.

9. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Notice of Articles, Articles, or resolutions of the directors (or any committee thereof) or shareholders of the Company in effect at the date hereof, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, known to us and having jurisdiction over the Company or any of its assets

or properties, or (iii) to our knowledge (after having made due inquiry), any agreement or instrument to which the Company is a party or by which it is contractually bound.

10. The issuance of the Shares, Warrants and the Warrant Shares have been conditionally approved by the TSX Venture Exchange, subject to the satisfaction by the Company of each of the conditions set forth in the TSX Venture Exchange Letter.

11. The Company is a "reporting issuer" in the province of British Columbia and is not included in a list of defaulting issuers maintained by the British Columbia Securities Commissin.

12. The offering, issuance, sale and delivery of the Securities as contemplated by the Transaction Documents are exempt from the prospectus requirements of applicable Canadian Securities Laws, and no document is required to be filed, proceeding taken, approval, permit, consent, order or authorization required to be made, taken or obtained by the Company under applicable Canadian Securities Laws to permit such offering, issuance, sale and delivery of the Securities other than the preparation, execution and filing of a Form 45-106F1 report of exempt distribution prepared, executed and filed in accordance with National Instrument 45-106 within the time limits prescribed by applicable Canadian Securities Laws, together with any applicable filing fee and the filing of a material change report and the filing of any material contracts on SEDAR.

13. The issuance of the Warrant Shares as contemplated by the Warrants is exempt from the prospectus requirements of applicable Canadian Securities Laws, and no document is required to be filed, proceeding taken, approval, permit, consent, order or authorization required to be made, taken or obtained by the Company under applicable Canadian Securities Laws to permit such issuance.

14. The first trade of Common Shares, Warrants or Warrant Shares by a purchaser of Securities, other than a trade that is otherwise exempted by applicable Canadian Securities Laws, will be deemed to be a distribution and subject to the prospectus requirements of Canadian Securities Laws unless:

(a) the Company is and has been a "reporting issuer" for at least four months immediately preceding such first trade in any province of Canada;

(b) at least four months have elapsed from the distribution date (as defined in NI 45-102) of the Shares and the Warrants;

(c) certificates representing the Securities were issued with the legend prescribed by section 2.5 of National Instrument 45-102;

(d) such trade is not a "control distribution" as defined in National Instrument 45-102;

(e) no unusual effort is made to prepare the market or to create a demand for the security that is the subject of the trade;

(f) no extraordinary commission or consideration is paid to a person or company in respect of such trade; and

(g) if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

Exhibit E

Form of Lock Up Agreement

[Date]

PhotoChannel Networks Inc.
425 Carrall St., Suite 590
Vancouver, British Columbia
CANADA V6B 6E3

[Names of Placement Agents]

Ladies and Gentlemen:

The undersigned understands that Tejas Securities Inc. and [Insert names of co-agents] (the "Placement Agents"), propose to use their best efforts to consummate a private placement of securities on behalf of PhotoChannel Networks Inc.. (the "Company"), providing for the offering by the Company of common shares, no par value per share (the "Shares") and warrants to purchase Common Shares (the "Warrants" and, together with the Shares, the "Securities") of the Company (the "Offering").

To induce the Placement Agent to continue its efforts in connection with the Offering, the undersigned agrees that, without the prior written consent of the Placement Agents, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any common shares, no par value per share (the "Common Shares") of the Company (including, without limitation, Common Shares of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Common Shares which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Shares) or enter into any Hedging Transaction (as defined below) relating to the Common Shares (each of the foregoing referred to as a "Disposition") during the period specified in the following paragraph (the "Lock-Up Period"). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Shares.

The Lock-Up Period will commence on the date hereof and continue until, and include, the date of the effectiveness of a registration statement filed with the Securities and Exchange Commission covering the resale of the Securities (the "Lock-Up Period").

Notwithstanding the foregoing, the undersigned may transfer (a) Common Shares acquired upon the exercise of (i) 50,000 options which expire on May 27, 2007 and (ii) 175,987 warrants which expire on May 17, 2007, (b) Common Shares acquired in open market transactions by the undersigned after the

completion of the Offering, and (c) any or all of the Common Shares or other Company securities if the transfer is by gift, will or intestacy, undersigned.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Offering, and any other action taken by the Company in connection with the proposed Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if the closing of the Offering has not occurred prior to [   ], or if the Lock-Up Period has not ended by [   ], this agreement shall be of no further force or effect.

Signature: ______________________________

Print Name: ______________________________

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:
____________________	____________________
____________________	____________________
____________________	____________________

Exhibit F

Disclosure Schedule

Schedule 3.2 Outstanding Options, Warrants and Convertible Securities

The Company has a rolling share option plan which permits the Company to grant options to purchase such number of common shares as is equal to up to 10% of the outstanding shares of the Company from time to time. The plan automatically replenishes upon the exercise or cancellation of options, and increases as shares are issued. The following options are currently outstanding under the plan.

Expiry Date	Exercise Price	Number of Underlying Shares
May 27, 2007	$1.50	357,234
Sept. 2, 2008	$1.50	30,000
Nov. 24, 2008	$1.50	18,750
Nov. 24, 2008	$1.50	118,750
August 29, 2010	$1.50	95,000
September 9, 2010	$1.50	250,000
March 5, 2006	$1.250	289,099
March 5, 2011	$1.25	456,199
December 11, 2011	$2.32	744,800
TOTAL		**2,070,733**

As at March 15, 2007, the Company had warrants to purchase 1,212,487 common shares at a price of $1.50 per share, exercisable until May 17, 2007.

Schedule 3.9 Commission and Finder's Fees

The Company has agreed to pay Tejas a cash fee equal to 5% of the proceeds received from the sale of Securities to Purchasers identified by Tejas, and 2.5% of the proceeds received from other Purchasers. The Company has also agreed to issue to Tejas Warrants to purchase such number of common shares as is equal to 10% of the number of Primary Shares issued to Purchasers identified by Tejas, and 5% of the number of Primary Shares issued to other Purchasers. The Company has agreed to include the Warrant Shares issuable to Tejas on exercise of the Warrants in the registration statement registering the Primary Shares and Warrants Shares held by the Holders. Tejas has informed the Company that it will be paying Schottenfeld Group LLC (which is associated with a purchaser of securities pursuant to this Agreement) a portion of such fee for due diligence and other services which it has provided Tejas. In addition, the Company has agreed to issue to Merriman Curhan Ford & Co. Warrants to purchase such number of common shares as is equal to 10% of the number of Primary Shares issued to Purchasers introduced to the Company by Merriman.

Exhibit G

REPRESENTATION LETTER

(FOR CANADIAN RESIDENT ACCREDITED INVESTORS)

TO: PhotoChannel Networks Inc.. (the "Company")

In connection with the purchase of units in the capital of the Company (**"Units"**) by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the **"Purchaser"** for the purposes of this Representation Letter), the Subscriber hereby represents, warrants, covenants and certifies to the Company that:

1. The Purchaser is purchasing the Units as principal for its own account or is deemed to be acting as principal pursuant to National Instrument 45-106 entitled "Properties and Registration Exemptions" (**"NI 45-106"**); and

2. The Purchaserr is an "accredited Subscriber" within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Representation Letter.

__________________________________P
Print name of Purchaser

By: ______________________________
Signature

____
Print name of Signatory (if different from Subscriber)

____
Title

IMPORTANT: PLEASE INITIAL APPENDIX "A" ON THE NEXT PAGE

APPENDIX "A"

TO SCHEDULE 1

Accredited Investor - (defined in NI 45-106) means:

☐ (a) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐ (b) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐ (c) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐ (d) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐ (e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited Subscribers;

☐ (f) a Canadian financial institution, or a Schedule III bank;

☐ (g) the Business Development Bank of Canada incorporated under the *Business Development Bank of Canada Act* (Canada);

☐ (h) a subsidiary of any person referred to in paragraphs (f) or (g), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐ (i) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador);

☐ (j) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i);

☐ (k) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐ (l) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

☐ (m) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐ (n) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐ (o) an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited Subscriber at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [*Minimum amount investment*], and 2.19 [*Additional investment in investment funds*] of NI 45-106; OR

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [*Investment fund reinvestment*] of NI 45-106;

☐ (p) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐ (q) a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐ (r) a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐ (s) a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐ (t) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (f) to (i) or paragraph (n) in form and function;

☐ (t) a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

☐ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i) an accredited investor; or

(ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force;

For the purposes hereof:

(a) **"Canadian financial institution"** means

(i) an association governed by the *Cooperative Credit Associations Act* (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the *Cooperative Credit Associations Act* (Canada), or

(ii) a bank, loan corporation, trust company , trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b) **"control person"** has the meaning ascribed to that term in securities legislation except Ontario where **"control person"** means any person that holds or is one of a combination of persons that hold

(i) a sufficient number of any of the securities of an Corporation so as to affect materially the control of the Corporation, or

(ii) more than 20% of the outstanding voting securities of an Corporation except where there is evidence showing that the holding of those securities does not affect materially the control of that Corporation;

(c) **"eligibility adviser"** means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;

(d) **"executive officer"** means, for an Corporation, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii) an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation, or

(iv) performing a policy-making function in respect of the Corporation;

(e) **"financial assets"** means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) **"founder"** means, in respect of an Corporation, a person who,

(i) acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and

(ii) at the time of the trade is actively involved in the business of the Corporation;

(g) **"fully managed account"** means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h) **"investment fund"** has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i) **"person"** includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j) **"related liabilities"** means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets.

(k) **"spouse"** means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the *Divorce Act* (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the *Adult Interdependent Relationships Act* (Alberta); and

(l) **"subsidiary"** means an Corporation that is controlled directly or indirectly by another Corporation and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

1. An Corporation is considered to be an affiliate of another Corporation if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2. A person (first person) is considered to control another person (second person) if

(a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

(b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars

Exhibit H

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Corporation, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1. Placee Information:

   (a) Name: ______________________________

   (b) Complete Address: ______________________________

   ____

   (c) Jurisdiction of Incorporation or Creation: ______________________________

2. (a) Is the Placee purchasing securities as a portfolio manager (Yes/No)? __________

   (b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?

   ____

3. If the answer to 2(b) above was "Yes", the undersigned certifies that:

   (a) It is purchasing securities of an Corporation on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

   (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

   (c) it was not created solely or primarily for the purpose of purchasing securities of the Corporation;

   (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Corporation, and the persons that carry on Subscriber relations activities for the Corporation has a beneficial interest in any of the managed accounts for which it is purchasing.

4. If the answer to 2(a) above was "No", please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the *Securities Act* (British Columbia) and sections 176 and 182 of the *Securities Act* (Alberta).

Acknowledgement - Personal Information

"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _______ on ____________________________.

____
(Name of Purchaser - please print)

____
(Authorized Signature)

____
(Official Capacity - please print)

____
(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

TSX venture EXCHANGE

ACKNOWLEDGEMENT – PERSONAL INFORMATION

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as "the Exchange") collect Personal Information in certain Forms that are submitted by the individual and/or by an Corporation or Applicant and use it for the following purposes:

- to conduct background checks,
- to verify the Personal Information that has been provided about each individual,
- to consider the suitability of the individual to act as an officer, director, insider, promoter, Subscriber relations provider or, as applicable, an employee or consultant, of the Corporation or Applicant,
- to consider the eligibility of the Corporation or Applicant to list on the Exchange,
- to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Corporation, or its associates or affiliates,
- to conduct enforcement proceedings, and
- to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a) to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b) on the Exchange's website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.